First Merchants Corporation

2nd Quarter 2010
Earnings Call

July 28, 2010

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Michael C. Rechin
President
and Chief Executive Officer

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

2nd Quarter 2010 Highlights
▪ Second quarter earnings of $.35 per common share
▪ Successful exchange of CPP Preferred Stock to Trust
 Preferred Securities contributing to a Tangible Common
 Equity Ratio of 5.88%
▪ Quarterly normalized pre-tax, pre-provision earnings
 remains strong at $16.8M
▪ Quarterly operating expense levels declined by $3.8M
 from last year to $34.3M
▪ Loan loss reserve ample for projected future losses at
 2.84% of total loans

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

    2008  2009 Q1-’10 Q2-’10
1. Investments  $ 482 $ 563 $ 639 $ 646
2. Loans 3,722 3,278 3,138  3,059
3. Allowance (50) (92) (89) (87)
4. CD&I & Goodwill  166 159 158 156
5. BOLI 93  95 95 96
6. Other 371 478 435 313
7. Total Assets $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL ASSETS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Loan Composition (as of 6/30/10)
YTD Yield = 5.71%
19.9%
41.5%
19.8%
LOAN AND CREDIT DETAIL

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

INVESTMENT PORTFOLIO
(as of 6/30/10)
▪ $646 Million Balance
▪ Average duration - 3.9 years
▪ Tax equivalent yield of 4.51%
▪ No private label MBS exposure
▪ Trust Preferred Pools with book balance of
 $6.3 million and a market value of $1.4
 million
▪ Net unrealized gain of the entire portfolio
 totals $19.4 million

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

    2008  2009 Q1-’10  Q2-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $2,000 $1,976
2. Customer Time Deposits 1,384 1,220 1,167 1,090
3. Brokered Deposits 477 275 231 195
4. Borrowings 507 339 320 292
5. Other Liabilities  51  30 58 31
6. Hybrid Capital 111 111 111 142
7. Preferred Stock (CPP) -  112 113 68
8. Common Equity  396 352 376 389
9. Total Liabilities and Capital $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

YTD Yield = 1.55%
39%
22%
22%
11%
DEPOSITS (as of 6/30/10)

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

   2008  2009 Q1-’10  Q2-’10
1. Total Risk-Based
  Capital Ratio  10.24% 13.04%  14.44% 14.72%
2. Tier 1 Risk-Based
  Capital Ratio  7.71% 10.32% 11.65% 11.88%
3. Leverage Ratio 8.16% 8.20% 9.13% 9.21%
4. TCE/TCA  5.01% 4.54% 5.27% 5.88%
CAPITAL RATIOS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

$3,463
$4,245
$3,956
$3,869
― Net Interest Margin
3.82%
3.90%
3.84%
3.74%
NET INTEREST MARGIN

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

    2008  2009 Q1-’10  Q2-’10
1. Service Charges on Deposit
  Accounts  $13.0 $15.1 $ 3.3 $ 3.5
2. Trust Fees        8.0 7.4 2.1 2.0
3. Insurance Commission Income 5.8 6.4 2.0 1.5
4. Cash Surrender Value of Life Ins  (0.3)  1.6 0.5 0.5
5. Gains on Sales Mortgage Loans  2.5  6.8 1.1 1.2
6. Securities Gains/Losses (2.1) 4.4 1.3 (0.1)
7. Other         9.5 9.5 2.7 2.3
8. Total   $36.4 $51.2 $13.0 $10.9
9. Adjusted Non-Interest Income1 $38.5 $46.5 $11.7 $11.0
1Adjusted for Bond Gains & Losses and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

NON-INTEREST EXPENSE
   2008  2009 Q1-’10  Q2-’10
1. Salary & Benefits $63.0  $76.3 $17.6 $17.9
2. Premises & Equipment 14.4  17.9 4.7 3.9
3. Core Deposit Intangible  3.2  5.1 1.2 1.2
4. Professional Services 2.6 4.4 1.5 1.3
5. OREO/Credit-Related Expense  2.8 9.8 2.7 1.5
6. FDIC Expense 1.7 10.4 1.7 2.3
7. FHLB Prepayment Penalties - 1.9 - -
8. Outside Data Processing 4.1 6.2 1.3 1.3
9. Marketing 2.3 2.1 0.4 0.5
10. Other 14.7 17.5 3.6 4.4
11. Total $108.8  $151.6 $34.7 $34.3
12. Adjust Non-Interest Expense2 $106.0 $134.7 $31.0 $31.9
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

  2008  2009  Q1-’10 Q2-’10
1. Net Interest Income-FTE  $133.1 $159.1 $37.8 $37.7
2. Non Interest Income1 38.5 46.5 11.7 11.0
3. Non Interest Expense2  106.0 134.7 31.0 31.9
4. Pre-Tax Pre-Provision Earnings $ 65.6 $ 70.9 $18.5 $16.8
5. Provision (28.2) (122.2) (13.9) (15.0)
6. Adjustments (5.0) (12.1) (2.3) (2.6)
7. Taxes - FTE (11.8) 22.7 (0.7) 0.4
8. Gain on Exchange of Preferred Stock
 for Trust Preferred Debt - - - 10.1
9. CPP Dividend  -  (5.0) (1.5) (1.4)
10. Net Income Avail. for Common Stockholders      $20.6 ($45.7) $.1 $ 8.3
11. EPS $1.14 ($2.17) $.01 $ .35
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

John J. Martin
Senior Vice President
and Chief Credit Officer

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

2nd Quarter Highlights
PORTFOLIO OVERVIEW
▪ Non-accrual loans declined to $120 million from $122.9 million at
 3/31/2010, third consecutive quarterly decline in Non-Performing Loans
▪ Allowance for Loan and Lease Losses increased to 2.84% of total assets with Allowance coverage to Non-Accrual Loans unchanged at 72%
▪ 30-89 day delinquent loans were $32 million in line with $31.6 million at
 3/31/2010, down from high of $54.1 million at 09/30/2009
▪ 90+ day delinquent loans increased to $4.5 million from $2.6 million, working with customers as loans mature to address changes in market conditions
▪ Non-performing assets plus 90+ day delinquency increased to $146.5 million from 3/31/2010 of $144.6 million, in line with first quarter and down from peak of $156.1 million at 09/30/2009

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

NON-ACCRUAL LOANS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

NON-ACCRUAL TREND

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

($ in millions)
LARGEST NEW NON-ACCRUAL LOANS
 Balance Type Description
 $4.2 CL Commercial Investment Real Estate
  3.1 CL Utility Company
  3.1 CL Multi-Family Housing Tax Credit
  2.8 CL Commercial Real Estate Development
  2.2 CL Commercial Investment Real Estate
  1.2 CL Commercial Business Park
  1.2 CL Commercial Construction Contractor
  1.2 CL Home Builder
  0.8 CL Dairy Farm
  0.5 CL Real Estate Developer
  $20.3

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

($ in millions)
OTHER REAL ESTATE OWNED

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

($ in millions)
LOAN DELINQUENCY TRENDS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

($ in millions)
NON-PERFORMING ASSET RECONCILIATION
Beginning NPAs & 90+ Days Past Due (3/31/2010)                                 $144.6
Non-Accrual
 Add: New NPLs      $ 27.3
 Less: To Accrual/Payoff/Restructured (8.3)
 Less: To OREO and Charge-off (5.4)
 Less: Charge-offs (includes write-downs for transfer to OREO) (16.3)
^ in Non-Accrual Loans      ($ 2.7)
Other Real Estate Owned (ORE)
 Add: New ORE Properties $  4.0
 Less: ORE Sold   (0.2)
 Less: ORE Losses (write-downs) (1.9)
^ in ORE   $   1.9
^ 90 Days Past Due $  1.9
^ Restructured/Renegotiated Loans                                                                       $  0.8
Total NPA Change  $ 1.9
Ending NPAs & 90+ Days Past Due (06/30/2010)                                  $146.5

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

CHARGE-OFF TREND

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

ALLOWANCE COVERAGE TO NON-ACCRUAL LOANS

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

CREDIT COSTS OVER TIME

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Michael C. Rechin
President
and Chief Executive Officer

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Financial Reform
▪ 90% Reg E opt-in rate for heavy users of our
 overdraft protection services; don’t expect much
 downward pressure on overdraft protection fees
▪ Trust Preferred Securities grandfathered as Tier 1
 Capital; protects existing sources of hybrid capital
▪ Expect increased compliance burden in our product
 areas, primarily mortgage
▪ Expected passage of the Small Business Lending
 Fund Act seen as beneficial to the delivery of small
 business banking services in our primary markets

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Overview of 2010 Strategy and Tactics
“Protect and Strengthen”
▪ Manage asset yields and deposit costs to preserve margin,
 while intensifying revenue activity using market coverage
 tactics
▪ Continue to improve asset quality and reduce all-in credit costs
▪ Solidify brand position as community bank competing
 primarily in consumer, small business, and middle market
▪ Complete implementation of opt-in Reg E strategy around
 education and choice
▪ Continue to harvest expense savings from conversion to
 single platform and database

First Merchants Corporation
2nd Quarter 2010 - Earnings Call

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com